Registration Nos. 2-92583 and 811-4084

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

         Pre-Effective Amendment No. _______                  [   ]

     Post-Effective Amendment No.   21                        [ X ]

REGISTRATION STATEMENT UNDER THE
            INVESTMENT COMPANY ACT OF 1940                    [ X ]
                     Amendment No.    22                      [ X ]

                    HAWAIIAN TAX-FREE TRUST
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                        (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer Brady Smith & Hines  LLP
                  551 Fifth Avenue, 27th Floor
                    New York, New York 10176
             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ---
[___] immediately upon filing pursuant to paragraph (b)
[_X_] on July 24, 2001 pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i)
[___] on (date) pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                             Hawaiian Tax-Free Trust
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                                  800-437-1020
                                  212-697-6666
                                                           Prospectus
                                                         July 24 2001
Class A Shares
Class C Shares


          Hawaiian Tax-Free Trust is a mutual fund that seeks to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.


         The Trust invests in municipal obligations that pay interest exempt from Hawaiian state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Trust's Shareholder Servicing Agent:

             PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free

                    For general inquiries & yield information
                                     Call 800-437-1020 toll free or 212-697-6666


The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





TABLE OF CONTENTS

The Trust's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Trust...................
Investment of the Trust's Assets.................
Trust Management.................................
Net Asset Value per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributions......................
Tax Information..................................
Financial Highlights.............................


The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

         The Trust's objective is to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Hawaiian state and regular Federal income taxes. We call these "Hawaiian Obligations." In general, all or almost all of these obligations are issued by the State of Hawaii, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 15 and 20 years.

At the time of purchase, the Trust's Hawaiian Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Trust's Investment Adviser, Asset Management Group of Bank of Hawaii (formerly Pacific Century Trust Investment Department).

         The Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Hawaiian Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's net assets must be invested in tax-exempt Hawaiian Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

         The Trust's assets, being primarily or entirely Hawaiian issues, are subject to economic and other conditions affecting Hawaii. Adverse local events, such as a downturn in the Hawaiian economy, could affect the value of the Trust's portfolio.

         There are two types of risk associated with any fixed income debt securities such as Hawaiian Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Hawaiian Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Hawaiian Obligations, are subject to interest rate risk. Hawaiian Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Hawaiian Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Trust is not a deposit in Bank of Hawaii, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                             HAWAIIAN TAX-FREE TRUST
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Hawaiian Tax-Free Trust by showing changes in the performance of the Trust's Class A Shares from year to year over a ten-year period and by showing how the Trust's average annual returns for one, five and ten years and the period since inception compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.

[Bar Chart]
Annual Total Returns
1991-2000

20
18
16                        15.41
14                        XXXX
12  10.52      10.16      XXXX
10  XXXX       XXXX       XXXX                          9.69
 8  XXXX  7.98 XXXX       XXXX       7.62               XXXX
 6  XXXX XXXX  XXXX       XXXX       XXXX  5.72         XXXX
 4  XXXX XXXX  XXXX       XXXX  3.87 XXXX  XXXX         XXXX
 2  XXXX XXXX  XXXX       XXXX  XXXX XXXX  XXXX         XXXX
 0  XXXX XXXX  XXXX       XXXX  XXXX XXXX  XXXX         XXXX
-2                        XXXX                   -2.61
-4                 -4.67
-6
   1991 1992  1993  1994 1995  1996 1997  1998  1999  2000

                           Calendar Years


During the 10-year period shown in the bar chart, the highest return for a quarter was 6.27% (quarter ended March 31, 1995) and the lowest return for a quarter was -4.19% (quarter ended March 31, 1994).

The year-to-date (from January 1, 2000 to June 30, 2000) total return was 2.74% for Class A Shares and 2.34% for Class C Shares.

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.


                     Average Annual Total Return

                                                                Since
For the period              1 Year  5 Years  10 Years   inception
ended December 31, 2000


Hawaiian Tax-Free Trust
Class A Shares    (1)       5.31%     3.92%     5.77%   7.16%( 2/20/85)

Hawaiian Tax-Free Trust
Class C Shares              7.88%(2)   N/A       N/A    4.41%( 4/01/96)

Lehman Brothers
Quality Intermediate
Municipal Bond Index(3)     8.63%     5.47%     6.59%     6.62% Class A(4)
                            8.63      N/A       N/A       5.81% Class C(5)


(1) The average annual total returns do reflect the maximum 4% sales load.


(2)The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(3)The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States.

(4)From commencement of the Lehman Index on January 1, 1987.


(5)From commencement of new class of shares on April 1, 1996.

                             HAWAIIAN TAX-FREE TRUST
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                            Class A          Class C
                                            Shares           Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
 (as a percentage of offering price)        4.00%             None
Maximum Deferred Sales Charge (Load)        None(1)           1.00%(2)
 (as a percentage of the lesser of
 redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering
 price)..........................           None              None
Redemption Fees..................           None              None
Exchange.........................           None              None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Investment Advisory Fee..........           0.14%             0.14%
Distribution and /or
 Service (12b-1) Fee.                       0.20%             0.75%
All Other Expenses:
 Administration Fee..............   0.26%            0.26%
 Service Fee.....................   None             0.25%
 Other Expenses (3)..............   0.14%            0.14%
 Total All Other Expenses (3)....           0.40%             0.65%
Total Annual Trust
 Operating Expenses (3)..........           0.74%             1.54%




(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and
0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) Does not reflect a 0.02% and 0.03% offset in Trust expenses received in the year ended March 31, 2001 for uninvested cash balances. Reflecting this offset for that year, other expenses, all other expenses and total annual Trust operating expenses were 0.12%, 0.38% and 0.72%, respectively, for Class A Shares; for Class C Shares, these expenses were 0.11%, 0.62% and 1.51%, respectively.

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 year   3 years  5 years  10 years

Class A Shares............$473      $627             $795              $1,282
Class C Shares............$257      $486             $839              $1,420(4)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$157      $486             $839              $1,420(4)


  (4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares.

                        Investment of the Trust's Assets

"Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Hawaiian state and regular Federal income taxes.

Hawaiian Obligations

         The Trust invests in Hawaiian Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Hawaiian state income taxes. They include obligations of Hawaiian issuers and certain non-Hawaiian issuers, of any maturity.

         The obligations of non-Hawaiian issuers that the Trust can purchase as Hawaiian Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Hawaiian income taxes. The Trust purchases the obligations of these issuers only when obligations of Hawaiian issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.


         It is the Trust's current policy that the majority of the Trust's assets will be invested in insured Hawaiian Obligations. At April 30, 2001 approximately 75.1% of the Trust's assets were invested in insured obligations. Portfolio insurance refers to the payment of interest and the face or par value of Hawaiian Obligations when due. Portfolio insurance does not insure the market value of Hawaiian Obligations, which will be affected by various factors, including the general movement of interest rates. The value of the Trust's shares is not insured. The Trust's current policy regarding portfolio insurance can be changed without shareholder approval.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

         *        obtaining funds for general operating expenses,
         *        refunding outstanding obligations,
         * obtaining funds for loans to other public institutions and facilities, and

         * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         *        tax, revenue or bond anticipation notes,
         *        construction loan notes,
         * project notes, which sometimes carry a U.S. government guarantee,
         * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
         *        floating and variable rate demand notes.

[Logo]
HAWAIIAN TAX-FREE TRUST

[Picture]
Honolulu Harbor, Oahu
[Picture]
Saint Francis Medical Center, Oahu
[Picture]
Kona Community Aqua Center, Island of Hawaii
[Picture]
Kahului Fire Station, Maui
[Picture]
State of Hawaii Convention Center, Oahu
[Picture]
Honolulu International and Interisland Airports, Oahu
[Picture]
Blaisdell Center, Oahu
[Picture]
Maui Arts and Cultural Center
[Picture]
Kea'au Elementary School, Island of Hawaii
[Picture]
Keahole-Kona Airport, Island of Hawaii



[Logo]
HAWAIIAN TAX-FREE TRUST

[Picture]
Kakaako Improvement District, Oahu
[Picture]
Ala Moana Park, Oahu
[Picture]
Queen's Medical Center, Oahu
[Picture]
Widening of Highway, Oahu
[Picture]
H-3, Oahu
[Picture]
Lihei Airport, Kauai
[Picture]
Kinei Community Center, Maui
[Picture]
Kauai County Office Building, Kauai
[Picture]
Keauhou-Kona Fire Station, Big Island of Hawaii
[Picture]
Kihei Wastewater Reclamation Facility, Maui


The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Hawaii. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust's portfolio as of May 23, 2001, and together represented 58.39% of the portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Trust's investments and their yields?"

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Hawaiian Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.


"What are the main risk factors and special considerations regarding investment in Hawaiian Obligations?"

         The following is a discussion of the general factors that might influence the ability of Hawaiian issuers to repay principal and interest when due on Hawaiian Obligations. This information is derived from sources that are generally available to investors, is believed to be accurate, but has not been independently verified and may not be complete. Economic conditions are subject to change and there can be no assurance that the following information will not change.


         Hawaii's economy began to turn around in 1999 and continued to improve in 2000, but since mid-2000 has softened somewhat along with the general U.S. economy. Growth in wages and salaries has slowed along with employment. Hawaii's consumer price index increased by 1.7% in the second half of 2000, reducing the annual inflation rate to 1.7%, which is about half the national rate. The Hawaii unemployment rate as of April 2001 was 4.0%, lower than the 4.5% rate for the U.S. overall.


         Although statewide the total number of jobs increased 2.9% in the first quarter of 2001, the slight slowing of the growth from that of 2000 has resulted in an increase in unemployment.


         Construction has been robust due to a strong real estate market. Contracting receipts grew 12.3% between mid-1999 and mid-2000 and 19.8% in the second half of 2000. The favorable interest rate climate is expected to allow construction to continue to expand.


         Tourism, the state's principal industry, has been flat to down slightly in the first half of 2001 versus a record number of visitors in 2000. Arrivals by air for the first quarter of 2001 were flat, but arrivals including cruise ship passengers are higher than in 2000. The state's forecast of a 2% growth in arrivals is dependent on a re-acceleration of the U.S. economy in the second half of 2001.


         Hawaii's economy has made a discernible upturn in recent years. Moody's upgraded the State's General Obligation debt rating from A1 to Aa3 in October of 2000. S & P has left their A+ rating intact.

                                Trust Management

"How is the Trust managed?"

         Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802 (the "Adviser") is the Trust's investment adviser. Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.


         Under the Advisory Agreement, the Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Adviser's expense, pricing of the Trust's portfolio daily.


         During the fiscal year ended March 31, 2001, the Trust paid to the Adviser a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate 0.14 of 1%. Under the Administration Agreement, the Trust paid a fee to the Administrator on the same basis at the annual rate of 0.26 of 1% for total advisory and administration fees of 0.40 of 1% of such net asset value.

Information about the Adviser and the Administrator

         The Adviser is a division of Bank of Hawaii, all of whose shares are owned by Pacific Century Financial Corp. ("PCF") and Bank of Hawaii's directors (each of whom owns qualifying shares as required by Hawaiian law). PCF is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. PCF files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

     Ms. Lorene Okimoto has been the Trust's portfolio manager since December, 1991. She has been employed by the Adviser as a portfolio manager since 1989, and has been a Vice President of the Adviser since 1993. She was employed by the Bank of Hawaii from 1979 to 1984 and by Bank of Hawaii International Corporation from 1984 to 1988. Ms. Okimoto holds a B.A. degree from the University of Hawaii.

         The Trust's Administrator, Aquila Management Corporation, is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of May 31, 2001, these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

                            Net Asset Value per Share

         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Hawaiian Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

         The Trust provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Hawaiian Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Trust?"

         You can purchase shares of the Trust if you live in Hawaii or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise, the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Hawaii, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

         On the date of this Prospectus, Class A and C Shares are available only in:

         Hawaii, Alaska, Arizona, California, Colorado,Florida, Illinois, Maryland, Massachusetts, Missouri, Montana, Nevada, New Jersey, New York, Oregon, Texas, Virginia and Washington.

         In addition Class A Shares only are available in Iowa and Michigan.


The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I                    Option II

Initially, $1,000             $50 or more if an Automatic Investment Program is
                              established.

Subsequently, any amount
(for investments in shares
of the same class).         Subsequently, any amount you specify of $50 or more.


                            You are not
                            permitted to
                            maintain both an
                            Automatic
                            Investment Program
                            and an Automatic
                            Withdrawal Plan
                            simultaneously.

Under either option your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Trust's shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

* The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Trust's shares?")

In either instance, all purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                     Adding to An Account
------------------                     --------------------
* Make out a check for the
  investment
  amount payable to                       * Make out a check for
  Hawaiian Tax-Free Trust.                  the investment amount
                                            payable to Hawaiian Tax-Free
                                            Trust.
*Complete a New Account
Application, which is available          * Fill out the pre-printed
with the Prospectus or upon

request, indicating the                    stub attached to the Trust's
features you wish to authorize.            confirmations or supply the
                                           name(s)of account owner(s),
                                           the account number, and
                                           the name of the Trust.

*Send your check and completed application to your dealer Send your check and completed account information to or to the Trust's Agent, PFPC Inc. your dealer or to the Trust's Agent, PFPC Inc.

         Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A and C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

         Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

          - Class C Shares held for less than 12 months (from the date of purchase); and

          - CDSC Class A Shares.

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"

  By mail, send instructions to:   By telephone, call:    By FAX, send

                                                          instructions to:
  PFPC Inc.                        800-437-1000           302-791-3055
  Attn: Aquilasm Group of Funds    toll free
  400 Bellevue Parkway
  Wilmington, DE 19809


For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification


         Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Trust's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

                  member of a national securities exchange

                  U.S. bank or trust company

                  state-chartered savings bank

                  federally chartered savings and loan association

                  foreign bank having a U.S. correspondent bank; or

                  participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP"), or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

         Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

                  account name(s)

                  account number

                  dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

                  signature(s) of the registered shareholder(s) and

                  signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.


Redemption        Method of Payment                    Charges

Under $1,000     Check                                  None

$1,000 or more   Check or, if you requested on your     None
                 New Account Application or Ready
                 Access Features Form, wired or
                 transferred through the Automated
                 Clearing House to your Financial
                 Institution account

Through a        Check or wire, to your broker/dealer   None, although your
 broker/dealer                                          broker/dealer
                                                        may charge a fee

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

         Yes, but it is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Hawaiian Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.



                                         Class A Shares                         Class C Shares
                                         "Front-Payment Shares"                 "Level-Payment Shares"


Initial Sales Charge                     Class A Shares are offered at net      None. Class C Shares are offered at
                                         asset value plus a maximum sales       net asset value with no sales charge
                                         charge of 4%, paid at the time of      payable at the time of purchase.
                                         purchase. Thus, your investment is
                                         reduced by the applicable sales
                                         charge.

Contingent Deferred Sales                None(except for certain purchases of   A maximum CDSC of
Charge("CDSC")                           $1 million or more).                   1% is imposed upon
                                                                                the redemption of
                                                                                Class C Shares held
                                                                                for less than 12
                                                                                months. No CDSC
                                                                                applies to Class C
                                                                                Shares acquired
                                                                                through the
                                                                                reinvestment of dividends or
                                                                                distributions.


Distribution and Service Fees            A distribution fee of 0.20 of 1% is    There is a level charge for
                                         imposed on the average annual net      distribution and service fees for 6
                                         assets represented by the Class A      years after the date of purchase at
                                         Shares.                                the aggregate annual rate of 1% of
                                                                                the average net assets represented
                                                                                by the Class C Shares.


                                         The initial sales charge is waived     Class C Shares, together with a pro-
Other Information                        or reduced in some cases. Larger       rata portion of all Class C Shares
                                         purchases qualify for lower sales      acquired through reinvestment of
                                         charges.                               dividends and other distributions
                                                                                paid in additional Class C Shares,
                                                                                automatically convert to Class A
                                                                                Shares after 6 years.

Systematic Payroll Investments

         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Trust's shares?"

Class A Shares Offering Price         Class C Shares Offering Price

Net asset value per share plus        Net asset value per share.
the applicable sales charge.


         You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

* an individual;

* an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their account;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

* a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.



I                                  II                        III
Amount of Purchase                 Sales Charge as          Sales Charge as
                                   Percentage of Public     Approximate
                                   Offering Price          Percentage of Amount
                                                            Invested


Less than $25,000                  4.00%                    4.17%
$25,000 but less than $50,000      3.75%                    3.90%
$50,000 but less than $100,000     3.50%                    3.63%
$100,000 but less than $250,000    3.25%                    3.36%
$250,000 but less than $500,000    3.00%                    3.09%
$500,000 but less                  2.50%                    2.56%
than $1,000,000

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:
If you pay $10,000 (Column I), your sales charge would be   ($10,000 x .04
                                                            = $400)

4.00% or $400 (Column II).


The value of your account, after deducting the sales        ($10,000 - $400
charge from your payment, would increase by $9,600. (This   = $9,600)
would be the initial value of your account if you opened it with the $10,000 purchase.)

The sales charge as a percentage of the increase in the     ($400 / $9,600
value of your account would be 4.17% (Column III)           = .0416666 or 4.17%)




Sales Charges for Purchases of $1 Million or More

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

(i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.


Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application)is received by the Distributor.

         General

         Class A Shares may be purchased without a sales charge by certain classes of purchasers.

         Certain Investment Companies

         If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Class A Shares of the Trust without paying a sales charge. You can get additional information from the Distributor.

"What are the sales, service and distribution charges for Class C Shares?"

*        No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

         Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

         Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

"What about confirmations?"

         A statement will be mailed to you confirming each purchase of shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

General

         The Trust and the Distributor may reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

(i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Administrator, out of its own funds, to make payment for distribution expenses; and

(iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Trust makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


         For any fiscal year, these payments, made through the Distributor or Agent, may not exceed 0.20 of 1% for Class A Shares and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         For any class, these payments are made only from the assets allocable to that class. Whenever the Trust makes Class A payments, the annual rate of the advisory fee and administration fee otherwise payable by the Trust will be reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class C Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death"("TOD") Registration (Both Classes)

         The Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

         You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.


         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.


         All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust.


         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends." The current backup withholding rate is 31%; it will become 30% for payments made after January 1, 2002.


                                 Tax Information

         Net investment income includes income from Hawaiian Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended March 31, 2001, 99.708% of the Trust's dividends were exempt-interest dividends. For the calendar year 2000, 100% of the dividends were exempt-interest dividends. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Trust's tax-exempt income during the dividend period.

         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Hawaiian Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

         The Trust will treat as ordinary income in the year received certain gains on Hawaiian Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.


         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Hawaiian Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable if you receive exempt-interest dividends from the Trust.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Hawaiian Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Hawaiian Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Hawaiian taxes?"

         The Trust, and dividends and distributions made by the Trust to Hawaii residents, will generally be treated for Hawaiian income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Under Hawaiian law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaiian income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaiian income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.)

         Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, financial services loan companies, financial corporations, and small business investment companies.

         Persons or entities who are not Hawaii residents should not be subject to Hawaiian income taxation on dividends and distributions made by the Trust. Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                             HAWAIIAN TAX-FREE TRUST
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Trust's financial performance for the designated periods of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                                          Class A(1)
                                                   Year ended March 31,
                           2001       2000     1999     1998     1997

Net Asset Value,
Beginning of Period ....  $10.94     $11.65   $11.67   $11.23   $11.31

Income (loss) from
  Investment
  Operations:
  Net investment income ..  0.54       0.56     0.56     0.57     0.59
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........   0.43      (0.65)    0.03     0.46    (0.08)

  Total from Investment
    Operations ..........   0.97      (0.09)    0.59     1.03     0.51

Less Distributions:
  Dividends from net
    investment income....  (0.54)     (0.55)   (0.57)   (0.54)   (0.58)
  Distributions from
    capital gains........    -        (0.07)   (0.04)   (0.05)   (0.01)

  Total Distributions ...  (0.54)     (0.62)   (0.61)   (0.59)   (0.59)

Net Asset Value, End of
  Period...............   $11.37     $10.94   $11.65   $11.67   $11.23
Total Return (not reflecting
  sales charge)(%) ......   9.14      (0.64)    5.17     9.37     4.67

Ratios/Supplemental Data
  Net Assets, End of Year
   ($ millions)  .....      593        575      640      648      641
  Ratio of Expenses to
     Average Net
     Assets (%) ..........  0.74       0.73     0.74    0.73     0.75
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ...........  4.88       4.99     4.76    4.96     5.11
Portfolio Turnover
  Rate (%) ..............    11          4       14       9        9

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets(%)
                            0.72       0.71     0.70    0.72     0.73


                                                          Class C(2)
                                                   Year ended March 31,
                           2001       2000     1999     1998     1997

Net Asset Value,
Beginning of Period ....  $10.93     $11.65   $11.66  $11.23    $11.31

Income (loss) from
  Investment
  Operations:
  Net investment income ..  0.45       0.47     0.46     0.48     0.46
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........   0.43      (0.66)    0.05     0.45    (0.08)

  Total from Investment
    Operations ..........   0.88      (0.19)    0.51     0.93     0.38

Less Distributions:
  Dividends from net
    investment income....  (0.45)     (0.46)   (0.48)   (0.45)   (0.45)
  Distributions from
    capital gains........    -        (0.07)   (0.04)   (0.05)   (0.01)

  Total Distributions ...  (0.45)     (0.53)   (0.52)   (0.50)   (0.46)

Net Asset Value, End of
  Period...............   $11.36     $10.93   $11.65   $11.66   $11.23
Total Return (not reflecting
  sales charge)(%) ......   8.28      (1.53)    4.45     8.40     3.41

Ratios/Supplemental Data
  Net Assets, End of Year
   ($ millions)  .....       15         12       11        7        5
  Ratio of Expenses to
     Average Net
     Assets (%) ..........  1.54       1.53     1.53    1.52     1.53
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ...........  4.06       4.18     3.95    4.11     4.04
Portfolio Turnover
  Rate (%) ..............    11          4       14       9        9

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets(%)
                            1.51       1.51     1.49    1.51     1.51


(1) Designated as Class A Shares on April 1, 1996.

(2) New Class of Shares established on April 1, 1996.

[Inside Back Cover]

Administrator and Founder
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Adviser
Asset Management Group of
Bank of Hawaii
Financial Plaza of the Pacific
P.O. Box 3170
Honolulu, Hawaii 96802

Board of Trustees
Lacy B. Herrmann, Chairman
Vernon R. Alden
Arthur K. Carlson
William M. Cole
Thomas W. Courtney
Richard W. Gushman, II
Stanley W. Hong
Theodore T. Mason
Russell K. Okata
Douglas Philpotts
Oswald K. Stender

Officers
Diana P. Herrmann, President
Sherri Foster, Senior Vice President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M.W. Hines, Secretary

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

Independent Auditors
KPMG LLP
757 Third Avenue
New York, New York 10017

Counsel
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-437-1000 (toll free).

         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4084






                             HAWAIIAN TAX-FREE TRUST
                                   One of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                                   PROSPECTUS


To receive a free copy of the Trust's SAI, annual or semi-annual report, or other information about the Trust, or to make shareholder inquiries call:

                   the Trust's Shareholder Servicing Agent at
                             800-437-1000 toll free

                                                or you can write to:

                                    PFPC Inc
                              400 Bellevue Parkway
                              Wilmington, DE 19809

For general inquiries and yield information, call 800-437-1020 or 212-697-6666

This Prospectus should be read and retained for future reference

                             Hawaiian Tax-Free Trust
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                                  800-437-1020
                                  212-697-6666


                                                              Prospectus
                                                           July 24, 2001
Class Y Shares
Class I Shares


          Hawaiian Tax-Free Trust is a mutual fund that seeks to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Hawaiian state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Trust's Shareholder Servicing Agent:

             PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free


                    For general inquiries & yield information
                   Call 800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Trust's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Trust...................
Investment of the Trust's Assets.................
Trust Management.................................
Net Asset Value per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributions......................
Tax Information..................................
Financial Highlights.............................



The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

         The Trust's objective is to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Hawaiian state and regular Federal income taxes. We call these "Hawaiian Obligations." In general, all or almost all of these obligations are issued by the State of Hawaii, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 15 and 20 years.


     At the time of purchase, the Trust's Hawaiian Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Trust's Investment Adviser, Asset Management Group of Bank of Hawaii (formerly Pacific Century Trust Investment Department).

         The Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Hawaiian Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's net assets must be invested in tax-exempt Hawaiian Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

         The Trust's assets, being primarily or entirely Hawaiian issues, are subject to economic and other conditions affecting Hawaii. Adverse local events, such as a downturn in the Hawaiian economy, could affect the value of the Trust's portfolio.

         There are two types of risk associated with any fixed income debt securities such as Hawaiian Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Hawaiian Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Hawaiian Obligations, are subject to interest rate risk. Hawaiian Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Hawaiian Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Trust is not a deposit in Bank of Hawaii, any of its bank or non-bank affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                             HAWAIIAN TAX-FREE TRUST
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Hawaiian Tax-Free Trust by showing changes in the performance of the Trust's Class Y Shares from year to year over a four-year period and by showing how the Trust's average annual returns for one year and since inception compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.


[Bar Chart]
Annual Total Returns
1997-2000

20%

18%

16%

14%

12%

10%                          10.01
          9.06                XXXX
 8%       XXXX                XXXX
          XXXX                XXXX
 6%       XXXX                XXXX
          XXXX  5.92
 4%       XXXX  XXXX          XXXX
          XXXX  XXXX          XXXX
 2%       XXXX  XXXX          XXXX
          XXXX  XXXX          XXXX
 0%       XXXX  XXXX  -2.50   XXXX
                       XXXX
-2%                    XXXX

-4%

-6%
          1997  1998  1999  2000
     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 4.12% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.69% (quarter ended June 30, 1999).

The year-to-date (from January 1, 2000 to June 30, 2000) total return was 2.83% for Class Y Shares.


                      Average Annual Total Return

                                                               Since
For the period                              1 Year            inception*
ended December 31, 2000

Hawaiian Tax-Free Trust
Class Y Shares                              10.01%             6.02%

Hawaiian Tax-Free Trust
Class I Shares    **                       N/A                  N/A

Lehman Brothers
Quality Intermediate
Municipal Bond Index ***                   8.63%               5.81%


*From commencement of Class Y Shares on April 1, 1996.

**Commencement of Class I Shares was on January 31, 1998. To date no Class I Shares have been sold.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.

                             HAWAIIAN TAX-FREE TRUST
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.



                                           Class I          Class Y
                                           Shares           Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.........................None             None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None             None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None             None
Redemption Fees..............................None             None
Exchange Fee.................................None             None


Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)


Investment Advisory Fee.....................0.14%             0.14%
Distribution
and/or Service (12b-1)Fee...................0.10%(1)          None
All Other Expenses:
 Administration Fee....................     0.26%             0.26%
 Other Expenses (2)....................     0.33%             0.13%
 Total All Other Expenses(2).............   0.59%             0.39%
Total Annual Trust Operating Expenses(2)    0.83%             0.53%


(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect a 0.02% offset in Trust expenses received in the year ended March 31, 2001 for uninvested cash balances. Reflecting this offset for that year, all other expenses and total annual Trust operating expenses were 0.31%, 0.57% and 0.81%, respectively, for Class I Shares; for Class Y Shares, these expenses were 0.11%, 0.37% and 0.51%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.08%; Class Y Shares bear only the common charges of 0.08% and an allocation for transfer agent services of 0.05%

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year   3 years  5 years   10 years

 Class I Shares..........  $85      $265    $460      $1,025
 Class Y Shares...........$54       $170    $296        $665

                        Investment of the Trust's Assets

"Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Hawaiian state and regular Federal income taxes.

         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Trust does not sell the shares of either class directly to retail customers.

Hawaiian Obligations

         The Trust invests in Hawaiian Obligations which are a type of municipal obligation. These obligations pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Hawaiian state income taxes. They include obligations of Hawaiian issuers and certain non-Hawaiian issuers, of any maturity.

         The obligations of non-Hawaiian issuers that the Trust can purchase as Hawaiian Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Hawaiian income taxes. The Trust purchases the obligations of these issuers only when obligations of Hawaiian issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.


         It is the Trust's current policy that the majority of the Trust's assets will be invested in insured Hawaiian Obligations. At April 30, 2001, approximately 75.1% of the Trust's assets were invested in insured obligations. Portfolio insurance refers to the payment of interest and the face or par value of Hawaiian Obligations when due. Portfolio insurance does not insure the market value of Hawaiian Obligations, which will be affected by various factors, including the general movement of interest rates. The value of the Trust's shares is not insured. The Trust's current policy regarding portfolio insurance can be changed without shareholder approval.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

         *        obtaining funds for general operating expenses,
         *        refunding outstanding obligations,

         * obtaining funds for loans to other public institutions and facilities, and

         * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         *        tax, revenue or bond anticipation notes,
         *        construction loan notes,
         * project notes, which sometimes carry a U.S. government guarantee,
         * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
         *        floating and variable rate demand notes.


"What factors may affect the value of the Trust's investments and their yields?"

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Hawaiian Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.


"What are the main risk factors and special considerations regarding investment in Hawaiian Obligations?"

         The following is a discussion of the general factors that might influence the ability of Hawaiian issuers to repay principal and interest when due on Hawaiian Obligations. This information is derived from sources that are generally available to investors, is believed to be accurate, but has not been independently verified and may not be complete. Economic conditions are subject to change and there can be no assurance that the following information will not change.


         Hawaii's economy began to turn around in 1999 and continued to improve in 2000, but since mid-2000 has softened somewhat along with the general U.S. economy. Growth in wages and salaries has slowed along with employment. Hawaii's consumer price index increased by 1.7% in the second half of 2000 reducing the annual inflation rate to 1.7% which is about half the national rate. The Hawaii unemployment rate as of April 2001 was 4.0%, lower than the 4.5% rate for the U.S. overall.


         Although Statewide the total number of jobs increased 2.9% in the first quarter of 2001, the slight slowing of the growth from that of 2000 has resulted in an increase in unemployment.


         Construction has been robust due to a strong real estate market. Contracting receipts grew 12.3% between mid-1999 and mid-2000 and 19.8% in the second half of 2000. The favorable interest rate climate is expected to allow construction to continue to expand.


         Tourism, the state's principal industry, has been flat to down slightly in the first half of 2001 versus a record number of visitors in 2000. Arrivals by air for the first quarter of 2001 were flat, but arrivals including cruise ship passengers are higher than in 2000. The state's forecast of a 2% growth in arrivals is dependent on a re-acceleration of the U.S. economy in the second half of 2001.


         Hawaii's economy has made a discernible upturn in recent years. Moody's upgraded the State's General Obligation debt rating from A1 to Aa3 in October of 2000. S & P has left their A+ rating intact.

                                Trust Management

"How is the Trust managed?"

         Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802, (the "Adviser") is the Trust's investment adviser. Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.


         Under the Advisory Agreement, the Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Adviser's expense, pricing of the Trust's portfolio daily.


         During the fiscal year ended March 31, 2001, the Trust paid to the Adviser a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate 0.14 of 1%. Under the Administration Agreement, the Trust paid a fee to the Administrator on the same basis at the annual rate of 0.26 of 1% for total advisory and administration fees of 0.40 of 1% of such net asset value.

Information about the Adviser and the Administrator

         The Adviser is a division of Bank of Hawaii, all of whose shares are owned by Pacific Century Financial Corp. ("PCF") and Bank of Hawaii's directors (each of whom owns qualifying shares as required by Hawaiian law). PCF is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. PCF files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

     Ms. Lorene Okimoto has been the Trust's portfolio manager since December, 1991. She has been employed by the Adviser as a portfolio manager since 1989, and has been a Vice President of the Adviser since 1993. She was employed by the Bank of Hawaii from 1979 to 1984 and by Bank of Hawaii International Corporation from 1984 to 1988. Ms. Okimoto holds a B.A. degree from the University of Hawaii.

         The Trust's Administrator, Aquila Management Corporation, is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of May 31, 2001 these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

                            Net Asset Value per Share

         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Hawaiian Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

     Yes. See "Alternate Purchase Plans" below. This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Hawaiian Obligations.

"Can I purchase shares of the Trust?"

         You can purchase shares of the Trust if you live in Hawaii or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise, the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Hawaii, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

         On the date of this Prospectus, Class Y Shares and Class I shares are available only in:

* Hawaii * Alaska * California * Colorado* Florida* Illinois * Missouri * Montana * Nevada * New Jersey * New York * Oregon * Virginia


The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:                     For Class I Shares:

$1,000. Subsequent
investments can be in any amount.        Financial intermediaries can set their
                                         own requirements  for initial and
                                         subsequent investments.

         Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

          * directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

* The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Trust's shares?")

You may purchase Class I Shares only through a financial intermediary.


Opening a Class Y Shares Account      Adding to a Class Y Shares Account

*Make out a check for the
investment amount payable to       *Make out a check for the investment
Hawaiian Tax-Free Trust.            amount payable to Hawaiian Tax-Free Trust.

Complete a New Account
Application , which is available      * Fill out the pre-printed
with the Prospectus or upon request,    stub attached to the Trust's
indicating the features you wish        confirmations or supply
to authorize.                           the name(s) of account owner(s),
                                        the account number,
                                        and the name of the Trust.

* Send your check and                * Send your check and completed
completed application to your          account information to
dealer or to the Trust's               your dealer or to the
Agent, PFPC Inc.                        Trust's Agent, PFPC Inc.


"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

          * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

          * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


                         By mail, send instructions to:

                                    PFPC Inc.
                          Attn: Aquilasm Group of Funds
                              400 Bellevue Parkway

                              Wilmington, DE 19809

                               By telephone, call:

                             800-437-1000 toll free

                                  By FAX, send
                                instructions to:

                                  302-791-3055

For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

          1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.

         Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Trust's Agent, which includes:

         account name(s)

         account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

         signature(s) of the registered shareholder(s); and

         signature guarantee(s), if required, as indicated below. To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

          participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP"), or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

 You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.


Redemption       Method of Payment                      Charges

Under $1,000     Check                                  None


$1,000 or more   Check or, if you requested on your     None
                 New Account Application or Ready
                 Access Features Form, wired or
                 transferred through the Automated
                 Clearing House to your Financial
                 Institution account

Through a        Check or wire, to your broker/dealer   None, although your
broker/dealer                                            broker/dealer
                                                         may charge a fee


         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

         Yes, but it is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

Distribution Arrangements

         In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Hawaiian Obligations.


    Class Y Shares                         Class I Shares
   "Institutional Class"                  "Financial Intermediary Class"

Initial Sales Charge  None                None. Financial Intermediaries may
                                          charge a fee for purchase of shares.

Contingent Deferred   None                None
Sales Charge ("CDSC")

Distribution and      None                Distribution fee of up to 0.25 of 1%
Service Fees                              of average annual net assets
                                          allocable to Class I Shares,
                                          currently 0.10 of 1% of such net
                                          assets, and a service fee of 0.25 of
                                          1% of such assets.



"What price will I pay for the Trust's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Trust's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

         A statement will be mailed to you confirming each purchase of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Trust/ Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

          (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

          (ii) permit the Administrator, out of its own funds, to make payment for distribution expenses; and

          (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         No payments are made under the Plan out of assets represented by Class Y Shares.


         Under the Plan, the Trust makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

         For any fiscal year, payments with respect to Class I Shares are made at a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust. Such payments can be made only out of the Trust's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         For any class, these payments are made only from the assets allocable to that class. Whenever the Trust makes Class A permitted payments, the aggregate annual rate of the advisory fee and administration fee otherwise payable by the Trust will be reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class I Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Trust's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" Registration (Not available for Class I  Shares)

         If you own Class Y Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House, the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"


         Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution.



         If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.


         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.


         All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.


         All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust. Financial intermediaries provide their own statements of Class I Shares accounts.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends." The current backup withholding rate is 31%; it will become 30% for payments made after January 1, 2002.


                                 Tax Information

         Net investment income includes income from Hawaiian Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended March 31, 2001, 99.708% of the Trust's dividends were exempt-interest dividends. For the calendar year 2000, 100% of dividends paid were exempt-interest dividends. No Class I Shares were outstanding. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Trust's tax-exempt income during the dividend period.

         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Hawaiian Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

         The Trust will treat as ordinary income in the year received certain gains on Hawaiian Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Hawaiian Obligations will be deemed long-or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable if you receive exempt-interest dividends from the Trust.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Hawaiian Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Hawaiian Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Hawaiian taxes?"

         The Trust, and dividends and distributions made by the Trust to Hawaii residents, will generally be treated for Hawaiian income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Under Hawaiian law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaiian income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaiian income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.)

         Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, financial services loan companies, financial corporations, and small business investment companies.

         Persons or entities who are not Hawaii residents should not be subject to Hawaiian income taxation on dividends and distributions made by the Trust. Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                             HAWAIIAN TAX-FREE TRUST
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Trust's financial performance for the designated periods of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). No historical information exists for Class I Shares, none of which were outstanding during the periods indicated. This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                            Class Y(1)
                              Year ended March 31,

                              2001      2000    1999     1998     1997
Net Asset Value,
Beginning of Period ....      $10.95    $11.67  $11.68   $11.24   $11.31

Income (loss) from
  Investment
  Operations:
  Net investment income ..      0.55      0.58    0.59     0.67     0.74
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........       0.45     (0.66)   0.03     0.45    (0.07)

  Total from Investment
    Operations ..........       1.00     (0.08)   0.62     1.12     0.67

Less Distributions:
  Dividends from net
    investment income          (0.56)    (0.57)  (0.59)   (0.63)   (0.73)
  Distributions from
    capital gains)               -       (0.07)  (0.04)   (0.05)   (0.01)

  Total Distributions          (0.56)    (0.64)  (0.63)   (0.68)   (0.74)

Net Asset Value, End of
  Period...............       $11.39    $10.95  $11.67   $11.68   $11.24
Total Return (not reflecting
  sales charge)                 9.44%    (0.56)%  5.45%   10.24%    6.14%

Ratios/Supplemental Data
  Net Assets, End of Year
   (millions)  .....             $8        $3      $3       $1       -
  Ratio of Expenses to
     Average Net
     Assets  ..........         0.54%     0.53%   0.54%    0.52%    0.55%
  Ratio of Net Investment
    Income to Average Net
    Assets ...........          5.00%     5.15%   4.96%    5.02%    4.90%
Portfolio Turnover
  Rate ..............            11%        4%     14%       9%       9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets        0.51%     0.51%   0.49%    0.51%    0.53%


 (1) New Class of Shares established on April 1, 1996.

[Inside Back Cover]

Administrator and Founder
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Adviser
Asset Management Group of
Bank of Hawaii
Financial Plaza of the Pacific
P.O. Box 3170
Honolulu, Hawaii 96802

Board of Trustees
Lacy B. Herrmann, Chairman
Vernon R. Alden
Arthur K. Carlson
William M. Cole
Thomas W. Courtney
Richard W. Gushman, II
Stanley W. Hong
Theodore T. Mason
Russell K. Okata
Douglas Philpotts
Oswald K. Stender

Officers
Diana P. Herrmann, President
Sherri Foster, Senior Vice President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M.W. Hines, Secretary

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

Independent Auditors
KPMG LLP
757 Third Avenue
New York, New York 10017

Counsel
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request, by calling 800-437-1000 (toll free).

         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4084

                             HAWAIIAN TAX-FREE TRUST
                                   One of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                                   PROSPECTUS


To receive a free copy of the Trust's SAI, annual or semi-annual report, or other information about the Trust, or to make shareholder inquiries call:

                   the Trust's Shareholder Servicing Agent at
                             800-437-1000 toll free

                                                or you can write to:

                                    PFPC Inc
                              400 Bellevue Parkway
                              Wilmington, DE 19809

For general inquiries and yield information, call 800-437-1020 or 212-697-6666

This Prospectus should be read and retained for future reference


                             Hawaiian Tax-Free Trust
                          380 Madison Avenue Suite 2300
New York, NY 10017
                                  800-437-1020
                                  212-697-6666

Statement of Additional Information                         July 24, 2001


         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated July 31, 2001: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Trust's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling at the following number:

                             800-437-1000 toll free

     or from Aquila Distributors, Inc., the Trust's Distributor, by writing to it at

               380 Madison Avenue, Suite 2300, New York, NY 10017;
                      or by calling: 800-437-1000 toll free
                                 or 212-697-6666

Financial Statements

         The financial statements for the Trust for the year ended March 31, 2001, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Trust for the fiscal year ended March 31, 2001 can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS
Trust History..................................................................2
Investment Strategies and Risks................................................2
Trust Policies.................................................................9
Management of the Trust.......................................................10
Ownership of Securities.......................................................12
Investment Advisory and Other Services........................................19
Brokerage Allocation and Other Practices......................................30
Capital Stock.................................................................31
Purchase, Redemption, and Pricing of Shares...................................32
Additional Tax Information....................................................40
Underwriters..................................................................41
Performance...................................................................42
Appendix A....................................................................45





                             Hawaiian Tax-Free Trust

                       Statement of Additional Information

                                  Trust History

          Hawaiian Tax-Free Trust (the "Trust"), was organized in 1984 as a Massachusetts business trust. The Trust is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by the nationally recognized statistical rating organizations, currently Moody's Investors Service, Inc. ("Moody's") , Standard & Poor's Corporation ("S&P") and Fitch Investors Service ("Fitch") , represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Hawaiian Obligations which the Trust may purchase.


         The table below gives information as to the percentage of Trust net assets invested, as of March 31, 2001, in Hawaiian Obligations in the various rating categories:

Highest rating (1)............................91.1%
Second highest rating (2)......................0.5%
Third highest rating (3).......................6.9%
Fourth highest rating (4)......................0.0%
Not rated:.................................... 1.5%
                                              -----
                                             100.0%
(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's or A of S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.

Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and rating of the issue.

         Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Hawaiian Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Hawaiian Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Hawaiian issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Trust.

Portfolio Insurance

         The purpose of having insurance on some investments in Hawaiian Obligations in the Trust's portfolio is to reduce financial risk for investors in the Trust.

         Insurance as to the timely payment of principal and interest when due for Hawaiian Obligations is acquired as follows:

          (i) obtained by the issuer of the Hawaiian Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

         (ii) purchased by the Trust or a previous owner with respect to specific Hawaiian Obligations, termed "Secondary Market Insurance."

         The insurance of principal under these types of insurance policies refers to the payment of interest and of the face or par value of the Hawaiian Obligation when due. Insurance is not affected by nor does it insure the price paid by the Trust for the obligation. The market value of obligations in the Trust will, from time to time, be affected by various factors, including the general movement of interest rates. The value of the Trust's shares is not insured.

         In order to attempt to reduce financial risk to the Trust's investors, it is the Trust's current policy, which may be changed, that the majority of the Trust's assets will be invested in insured Hawaiian Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Hawaiian Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Hawaiian Obligations on terms that are financially advantageous to the Trust as a result of market conditions or other factors, then the Trust will invest in Hawaiian Obligations that are not insured. Use of insurance is not a fundamental policy of the Trust.

         New Issue Insurance is obtained by the issuer of the Hawaiian Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Hawaiian Obligations are outstanding and the insurer remains in business.

         The Trust may also purchase Secondary Market Insurance on any Hawaiian Obligation purchased by the Trust. By purchasing Secondary Market Insurance, the Trust will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Hawaiian Obligation, regardless of whether the Trust then owned such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due, and to enable the Trust to sell a Hawaiian Obligation to a third party as a high rated insured Hawaiian Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Trust.

         As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be credit rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

         In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Trust but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

         The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity") has been derived from publicly available information. The Trust has not independently verified any of the information, but the Trust is not aware of facts which would render such information inaccurate.

         AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states and the District of Columbia. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a publicly held company. The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.

     MBIA is a limited liability corporation domiciled in New York and licensed to do business in 50 states and the District of Columbia. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. The claims-paying ability of MBIA is rated "AAA" by S&P and "Aaa" by Moody's.

         Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 49 states and the District of Columbia. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is 99% owned by General Electric Capital Corporation and 1% owned by Sumitomo Marine and Fire Insurance Company Limited. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. The claims-paying ability of Financial Guaranty is rated "AAA" by S&P and "Aaa" by Moody's.

         Other insurance companies which the Trust may purchase insurance from, or may purchase Obligations insured by, include the following:

          Financial Security Assurance Co., which is owned by Dexia, is rated Aaa by Moody's and AAA by S&P;

         The Trust may also use other insurers. However, the Trust will seek to ensure that any insurer used will itself have a AAA or Aaa rating.

When-Issued and Delayed Delivery Obligations

         The Trust may buy Hawaiian Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Hawaiian Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Hawaiian Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Hawaiian Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Hawaiian Obligations. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Trust will meet its commitments by selling the assets held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Taxable Short-term Obligations

         Although the Trust does not currently do so, it is permitted to purchase taxable short-term obligations. The "Taxable Short-Term Obligations" which the Trust may purchase are obligations maturing in one year or less from the date of purchase by the Trust which are either (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); (ii) commercial paper rated Prime-1 by Moody's or A-1 by S&P (see Appendix A to the Prospectus); or (iii) bank obligations, such as certificates of deposit, bankers acceptances and fixed time deposits, issued by a domestic bank subject to regulation by the U.S. Government having total assets of at least $1.5 billion. Under normal market conditions the Trust cannot purchase Taxable Short-Term Obligations or purchase or sell Municipal Bond Index Futures, U.S. Government Securities Futures or options on Futures if thereafter more than 20% of its total assets would consist of such Obligations, cash, margin deposits on such Futures and margin deposits and premiums on options on such Futures, except for defensive purposes, i.e., in anticipation of a decline or possible decline in the value of Hawaiian Obligations. The Trust may also invest in Taxable Short-Term Obligations (within such 20% limit) pending investment in Hawaiian Obligations of the proceeds of the sale of shares or the sale of Hawaiian Obligations. The Trust may enter into repurchase agreements as to Taxable Short-Term Obligations (see "Repurchase Agreements" below). Income from Taxable Short-Term Obligations and repurchase agreements is taxable and therefore is not included in the "exempt-interest" dividends which the Trust will pay.

Repurchase Agreements

         The Trust may purchase securities (limited to Taxable Short-Term Obligations) subject to repurchase agreements. Repurchase agreements may be entered into only with commercial banks or broker-dealers. A repurchase agreement occurs when, at the time the Trust purchases a security, the Trust also resells it to the vendor and must deliver the security (or securities substituted for it) to the vendor on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The Resold Securities will be held by the Trust's custodian bank. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Trust's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest. However, in the opinion of the Trust this risk is not material since, upon default, the Resold Securities constitute security for the repurchase obligation. Repurchase agreements can be considered as "loans" collateralized by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety. Additionally, the Adviser will regularly review the financial strength of all vendors of repurchase agreements to the Trust.

Limitation to 10% as to Certain Investments

         Due to their possible limited liquidity, the Trust cannot make certain investments if thereafter more than 10% of its net assets would consist of such investments. The investments included in this 10% limit are (i) repurchase agreements maturing in more than seven days; (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits; (iii) restricted securities, i.e., securities which cannot freely be sold for legal reasons (which the Trust does not expect to own); and (iv) securities for which market quotations are not readily available. However, this 10% limit does not include any investments as to which the Trust can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/ purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable.

Futures Contracts and Options

         Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

         Unlike when the Trust purchases or sells a Hawaiian Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Hawaiian Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

         Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

         The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

         Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

         The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

         The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

         The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

         One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Hawaiian Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

         Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Hawaiian Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal bonds included in the applicable index or from the security underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Hawaiian Obligations being hedged. If the price of the Future or option moves less than the price of the Hawaiian Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Hawaiian Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Hawaiian Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Hawaiian Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Hawaiian Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Hawaiian Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Hawaiian Obligations being hedged if the historical volatility of the prices of the Hawaiian Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Hawaiian Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Hawaiian Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Hawaiian Obligations which it had anticipated purchasing.

         The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Trust may be greater.

         Trading in Municipal Bond Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

         The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Hawaiian Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

         The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

         The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                                 Trust Policies
Investment Restrictions

         The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

         The Trust cannot buy any securities other than Hawaiian Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI); the Trust may also purchase and sell Futures and options on them within the limits there discussed.

2. The Trust has industry investment requirements.

         The Trust cannot buy the Obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; Hawaiian Obligations (except for the industrial development bonds discussed below), U.S. Government Securities and domestic bank Obligations are not included in this limit. In applying this restriction, the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Trust can make loans only by lending securities or entering into repurchase agreements.

         The Trust can buy those Obligations which it is permitted to buy (see "Investment of the Trust's Assets" in the Prospectus); this is investing, not making a loan. The Trust can, to increase its income, lend its portfolio securities up to 10% of the value of its total assets on a collateralized basis to broker-dealers, banks and certain financial institutions, and enter into repurchase agreements (see "Repurchase Agreements" above). The Trust may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Trust and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. Income from securities loans is taxable and therefore it is not included in the "exempt-interest" dividends which the Trust may pay.

  4. The Trust can only borrow in limited amounts for special  purposes.

         The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets and can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them; or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income. The Trust will not purchase any Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

         Except in connection with borrowings, the Trust will not issue senior securities.

5. The Trust is prohibited from making certain investments.

         The Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Municipal Bond Index Futures or on U.S. Government Securities Futures.

                  The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Trust or its Adviser individually owns beneficially more than 0.5% of the securities of that issuer and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

         The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

6. The Trust does not buy for control.

         The Trust cannot invest for the purpose of exercising control or management of other companies.

7. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, and can pay premiums on these options.

8. The Trust is not an underwriter.

         The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                             Management of the Trust

The Board of Trustees

         The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.

Trustees and Officers

         The Trustees and officers of the Trust, their ages, their affiliations, if any, with the Adviser or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Trust is affiliated with the Adviser. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust, as that term is so defined, as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk.

         In the following material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust , Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."


Name, Position
with the Trust,
Address, Age              Business Experience


Lacy B. Herrmann*         Founder and Chairman of the Board of Aquila
Chairman of the           Management Corporation, the sponsoring
Board of Trustees         organization and Manager or Administrator
380 Madison Avenue        and/or Adviser or Sub-Adviser to the
New York, NY              Aquila Money-Market Funds, the Aquila Bond
10017                     Funds and the Aquila Equity Funds,
Age: 72                   and Founder, Chairman of the Board of Trustees
                          and (currently or until 1998)
                          President of each since its
                          establishment, beginning in 1984;
                          Director of Aquila Distributors,
                          Inc., distributor of the above
                          funds, since 1981 and formerly Vice
                          President or Secretary, 1981-1998;
                          President and a Director of STCM
                          Management Company, Inc., sponsor
                          and sub-adviser to Capital Cash
                          Management Trust and Capital Cash
                          U.S. Government Securities Trust;
                          Founder and Chairman of several
                          other money market funds; Director
                          or Trustee of OCC Cash Reserves,
                          Inc. and Quest For Value
                          Accumulation Trust, and Director or
                          Trustee of Oppenheimer Quest Value
                          Fund, Inc., Oppenheimer Quest Global
                          Value Fund, Inc. and Oppenheimer
                          Rochester Group of Funds, each of
                          which is an open-end investment
                          company; Trustee of Brown
                          University, 1990-1996 and currently
                          Trustee Emeritus; actively involved
                          for many years in leadership roles
                          with university, school and
                          charitable organizations.

Vernon R. Alden            Director of Sonesta International Hotels
Trustee                    Corporation, Boston, Massachusetts and
20 Park Place              General Independent Partner of the Merrill
Suite 414                  Lynch-Lee Funds; Former Director of
Boston, MA                 Colgate-Palmolive Company, Digital Equipment
02116                      Corporation, Intermet Corporation, The McGraw
Age: 78                    Hill and The Mead Corporations; Chairman of the
                           Board and Executive Committee of
                           The Boston Company, Inc., a
                           financial services company,
                           1969-1978; Trustee of Tax-Free
                           Trust of Oregon since 1988, of
                           Hawaiian Tax-Free Trust, Pacific
                           Capital Cash Assets Trust, Pacific
                           Capital Tax-Free Cash Assets Trust
                           and Pacific Capital U.S. Government
                           Securities Cash Assets Trust since
                           1989, of Cascades Cash Fund,
                           1989-1994, of Narragansett Insured
                           Tax-Free Income Fund since 1992,
                           and of Aquila Cascadia Equity Fund
                           since 1996; Associate Dean and
                           member of the faculty of Harvard
                           University Graduate School of
                           Business Administration, 1951-1962;
                           member of the faculty and Program
                           Director of Harvard Business School
                           - University of Hawaii Advanced
                           Management Program, summer of 1959
                           and 1960; President of Ohio
                           University, 1962-1969; Chairman of
                           The Japan Society of Boston, Inc.,
                           and member of several Japan-related
                           advisory councils; Chairman of the
                           Massachusetts Business Development
                           Council and the Massachusetts
                           Foreign Business Council,
                           1978-1983; Trustee Emeritus, Boston
                           Symphony Orchestra; Chairman of the
                           Massachusetts Council on the Arts
                           and Humanities, 1972-1984; Member
                           of the Board of Fellows of Brown
                           University, 1969-1986; Trustee of
                           various other cultural and
                           educational organizations; Honorary
                           Consul General of the Royal Kingdom
                           of Thailand; Received Decorations
                           from the Emperor of Japan (1986)
                           and the King of Thailand (1996 and
                           1997).


Arthur K. Carlson          Retired; Advisory Director of the Renaissance
Trustee                    Companies(design and construction companies
8702 North Via La
Serena                     of commercial, industrial and upscale
Paradise Valley,           residential properties) since 1996; Senior
AZ 85253                   Vice President and Manager of the Trust
Age: 79                    Division of The Valley    National Bank of
                           Arizona, 1977-1987; Trustee of
                           Hawaiian Tax-Free Trust, Tax-Free
                           Trust of Arizona and Pacific
                           Capital Cash Assets Trust since
                           1987, of Pacific Capital Tax-Free
                           Cash Assets Trust and Pacific
                           Capital U.S. Government Securities
                           Cash Assets Trust since 1988, of
                           Aquila Rocky Mountain Equity Fund
                           since 1993 and of Tax-Free Fund of
                           Colorado, 1987-2000; previously
                           Vice President of Investment
                           Research at Citibank, New York
                            City, and prior to that Vice
                           President and Director of
                           Investment Research of Irving Trust
                           Company, New York City; past
                           President of The New York Society
                           of Security Analysts and currently
                           a member of the Phoenix Society of
                           Financial Analysts; formerly
                           Director of the Financial Analysts
                           Federation; past Chairman of the
                           Board and past Director of Mercy
                           Healthcare of Arizona, Phoenix,
                           Arizona; Director of Northern
                           Arizona University Foundation since
                           1990, present or formerly an
                           officer and/or director of various
                           other community and professional
                           organizations.

William M. Cole            President of Cole International,
Trustee                    Inc., financial and shipping consultants,
852 Ramapo Way             since 1974; President of Cole Associates,
Westfield, NJ              shopping center and real estate developers,
07090                      1974-1976; President of Seatrain Lines,
Age: 70                    Inc., 1970-1974; former General Partner of
                           Jones & Thompson, international
                           shipping brokers; Trustee of
                           Pacific Capital Cash Assets Trust
                           since 1984, of Hawaiian Tax-Free
                           Trust since 1985, of Pacific
                           Capital Tax-Free Cash Assets Trust
                           and Pacific Capital U.S. Government
                           Securities Cash Assets Trust since
                           1988 and of Tax-Free Fund of
                           Colorado, 1987-2000; Chairman of
                           Cole Group, a financial consulting
                           and real estate firm, since 1985.

Thomas W. Courtney         President of Courtney Associates, Inc.,
Trustee                    a venture capital firm, since 1988; General
P. O. Box 580              Partner of Trivest Venture Fund, 1983-1988;
Sewickley, PA  15143       President of Federated Investment Counseling
Age: 67                    Inc., 1975-1982; formerly a Director of the
                           Financial Analysts Federation;
                           Trustee of Hawaiian Tax-Free Trust
                           and Pacific Capital Cash Assets
                           Trust since 1984, of Tax-Free Trust
                           of Arizona since 1986 and of
                           Pacific Capital Tax-Free Cash
                           Assets Trust and Pacific Capital
                           U.S. Government Securities Cash
                           Assets Trust since 1988; Trustee of
                           numerous Oppenheimer Capital and
                           Oppenheimer Management Funds.


Richard W. Gushman, II     President and Chief Executive Officer of
Trustee                    OKOA, INC., a private Hawaii corporation
700 Bishop Street          involved in real estate, since 1972; Trustee of The
Suite 200                  Estate of James Campbell since 2000; of Hawaiian
Honolulu,                  Tax-Free Trust since 1992 and of Pacific
HI 96813                   Capital Cash Assets Trust, Pacific Capital
Age: 55                    Tax-Free Cash Assets Trust and Pacific Capital
                           U.S. Government Securities Cash Assets Trust
                          since 1993; Trustee of Pacific
                          Capital Funds, which includes bond
                          and stock funds, since 1993; Trustee
                          of the University of Hawaii
                          Foundation since 1997,and of Hawaii
                          Pacific University since 1997;
                          Director of Outrigger Hotels since
                          2000 of Servco Inc., a diversified
                          company with interests including
                          distribution and retail sales of
                          automobiles, office equipment,
                          consumer appliances and educational
                          materials, since 1998, of Oceanic
                          Cablevision, Inc; since 1996, of
                          United Way of America since 1998, of
                          Aloha United Way since 1984, and of
                          Boys and Girls Club of Honolulu
                          since 1981.

Stanley W. Hong            President and Chief Executive Officer
Trustee                    of The Chamber of Commerce of Hawaii since
4976 Poola Street          1996; business consultant since 1994; Senior
 Honolulu, HI 96821        Vice President of McCormack Properties, Ltd.,
Age: 65                    1993-1994; President and Chief Executive of the
                           Hawaii Visitors Bureau, 1984-1993; Vice
                           President, General Counsel and
                           Corporate Secretary at Theo, Davies
                           & Co., Ltd., a multiple business
                           company, 1973-1984; formerly
                           Legislative Assistant to U.S.
                           Senator Hiram L. Fong; member of
                           the Boards of Directors of several
                           community organizations; Trustee of
                           Hawaiian Tax-Free Trust since 1992
                           and of Pacific Capital Cash Assets
                           Trust, Pacific Capital Tax-Free
                           Cash Assets Trust and Pacific
                           Capital U.S. Government Securities
                           Cash Assets Trust since 1993;
                           Trustee of Pacific Capital Funds,
                           which includes bond and stock
                           funds, since 1993; Director of
                           Central Pacific Bank since 1985 and
                           of Hawaii Public Television
                           Foundation since 1998; Trustee of
                           The King William Charles Lunalilo
                           Trust Estate since 2001 and of
                           Nature Conservancy of Hawaii since
                           1990; Regent of Chaminade
                           University of Honolulu since 1990.

Theodore T. Mason          Executive Director of Louisiana Power Partners,
Trustee                    LLC since 1999 and of East Wind Power Partners
26 Circle Drive,           since 1994; First Vice President of the
Hastings-on-Hudson,        Alumni Association of SUNY Maritime College
NY 10706                   (Second Vice President, 1998-2000) and
Age: 65                    Director of the same organization since 1997;
                           Director of Cogeneration Development of
                           Willamette Industries, Inc., a
                           forest products company, 1991-1993;
                           Vice President of Corporate
                           Development of Penntech Papers,
                           Inc., 1978-1991; Vice President of
                           Capital Projects for the same
                           company, 1977-1978; Vice Chairman
                           of the Board of Trustees of Capital
                           Cash Management Trust since 1981,
                           Trustee and Vice President,
                           1976-1981, and formerly Director of
                           its predecessor; Director of STCM
                           Management Company, Inc.; Vice
                           Chairman of the Board of Trustees
                           and Trustee of Prime Cash Fund
                           (which is inactive) since 1982;
                           Trustee of Short Term Asset
                           Reserves, 1984-1986 and 1989-1996,
                           of Hawaiian Tax-Free Trust and
                           Pacific Capital Cash Assets Trust
                           since 1984, of Churchill Cash
                           Reserves Trust since 1985, of
                           Pacific Capital Tax-Free Cash
                           Assets Trust and Pacific Capital
                           U.S. Government Securities Cash
                           Assets Trust since 1988 and of
                           Churchill Tax-Free Fund of Kentucky
                           since 1992; Trustee of OCC
                           Accumulation Trust and the OCC Cash
                           Reserves, Inc. since 1999; Director
                           of The Maritime Industry Museum at
                           Fort Schuyler and of the Maritime
                           College at Fort Schuyler
                           Foundation, Inc. since 2000;
                           President and Director of Ted Mason
                           Venture Associates, Inc., a venture
                           capital consulting firm, 1972-1980;
                           Advisor to the Commander, U.S.
                           Maritime Defense Zone Atlantic,
                           1984-1988; National Vice President,
                           Surface/Subsurface, Naval Reserve
                           Association, 1985-1987; National
                           Vice President, Budget and Finance,
                           for the same Association,
                           1983-1985; Commanding Officer of
                           four Naval Reserve Units,
                           1974-1985; Captain, USNR,
                           1978-1988.

Russell K. Okata           Executive Director, Hawaii Government
Trustee                    Employees Association AFSCME Local 152,
888 Mililani Street        AFL-CIO since 1981; Trustee of Hawaiian
Suite 601,                 Tax-Free Trust since 1992 and of Pacific
 Honolulu, HI              Capital Cash Assets Trust, Pacific
96813-2991                 Capital Tax-Free Cash Assets Trust and Pacific
 Age: 57                   Capital U.S. Government Securities Cash Assets
                           Trust since 1993; Trustee of Pacific Capital
                          Funds, which includes bond and stock
                          funds, since 1993; Chairman of the
                          Royal State Insurance Group since
                          1988; Trustee of the Blood Bank of
                          Hawaii since 1975 (Chair 1982-1984);
                          International Vice President of the
                          American Federation of State, County
                          and Municipal Employees, AFL-CIO
                          since 1981; Director of the
                          Rehabilitation Hospital of the
                          Pacific since 1981; Trustee of the
                          Public Schools of Hawaii Foundation
                          since 1986; Member of the Judicial
                          Council of Hawaii since 1987; and
                          1997 chair of the Hawaii Community
                          Foundation.

Douglas Philpotts*         Retired; Director of Hawaiian Trust
Trustee                    Company, Limited 1986-1997; Chairman
55 Dowseth Avenue          of the Board, 1992-1994 and President,
Honolulu, HI 96817         1986-1992; Director of Victoria Ward,
Age: 69                    Limited since 1973; Trustee of Pacific Capital
                           Cash Assets Trust, Pacific Capital
                           Tax-Free Cash Assets Trust, Pacific
                           Capital U.S. Government Securities
                           Cash Assets Trust and Hawaiian
                           Tax-Free Trust since 1992; Trustee
                           of Pacific Capital Funds, which
                           includes bond and stock funds,
                           since 1993; Trustee of the Strong
                           Foundation since 1972; present or
                           former director or trustee of a
                           number of civic and charitable
                           organizations in Hawaii.

Oswald K. Stender          Director of Hawaiian Electric Industries,
Trustee                    Inc., a public utility holding company, since
711 Kapiolani a Blvd..     1993; Trustee of the Bernice Pauahi Bishop
Honolulu, HI               Estate 1990-1999; Senior Advisor to the
96813                      Trustees of The Estate of James Campbell,
Age: 69                    1987-1989 and Chief Executive Officer, 1976-
                           1988; Trustee, Office of Hawaiian
                           Affairs since 2000 ; Director of
                           several housing and real estate
                           associations; Director, member or
                           trustee of several community
                           organizations; Trustee of Hawaiian
                           Tax-Free Trust since 1992 and of
                           Pacific Capital Cash Assets Trust,
                           Pacific Capital Tax-Free Cash
                           Assets Trust and Pacific Capital
                           U.S. Government Securities Cash
                           Assets Trust since 1993; Trustee of
                           Pacific Capital Funds, which
                           includes bond and stock funds,
                           since 1993.

Diana P. Herrmann         President and Chief Operating Officer of
President                 the Manager/Administrator since 1997, a
380 Madison               Director since 1984, Secretary since 1986
Avenue                    and previously its Executive Vice
New York,                 President, Senior Vice President
NY 10017                  or Vice President, 1986-1997;
Age: 43                   President of various Aquila Bond and
                          Money-Market Funds since 1998; Assistant
                          Vice President, Vice President,
                          Senior Vice President or Executive
                          Vice President of Aquila
                          Money-Market, Bond and Equity Funds
                          since 1986; Trustee of a number of
                          Aquila Money-Market, Bond and Equity
                          Funds since 1995; Trustee of Reserve
                          Money-Market Funds, 1999-2000 and of
                          Reserve Private Equity Series,
                          1998-2000; Assistant Vice President
                          and formerly Loan Officer of
                          European American Bank, 1981-1986;
                          daughter of the Trust's Chairman;
                          Trustee of the Leopold Schepp
                          Foundation (academic scholarships)
                          since 1995; actively involved in
                          mutual fund and trade associations
                          and in college and other volunteer
                          organizations.

Sherri Foster              Senior Vice President of Hawaiian
Senior                     Tax-Free Trust since 1993,
Vice President             Vice President, 1988-1992
100 Ridge Road             and Assistant Vice President, 1985-1988;
Suite 1813-15              Vice President of Pacific
Lahaina, HI 96761          Capital Cash Assets Trust,
Age: 51                    Pacific Capital Tax-Free Cash
                           Assets Trust and Pacific Capital
                           U.S. Government Securities Cash
                           Assets Trust since 1997; Assistant Vice President of
                           Pacific Capital Cash Assets Trust since 1985 and of Pacific Capital Tax-Free Cash
                           Assets Trust and Pacific Capital
                           U.S. Government Securities Cash
                           Assets Trust since 1988; Vice
                           President of Aquila Cascadia Equity
                           Fund since 1998; Registered
                           Representative of the Distributor
                           since 1985; Realtor-Associate of
                           Tom Soeten Realty; Sherian Bender
                           Realty, successor to John Wilson
                           Enterprises, 1983-1998; Executive
                           Secretary of the Hyatt Regency,
                           Maui, 1981-1983; Member, Financial
                           Planning Association of Hawaii and
                           various associations of realtors.


Stephen J. Caridi         Vice President of the Distributor since
Vice                      1995, Assistant Vice President 1988-1995,
President                 Marketing Associate, 1986-1988; Vice
380 Madison               President of Hawaiian Tax-Free Trust since
Avenue                    1998; Senior Vice President of Narragansett
New York,                 Insured Tax-Free Income Fund since
NY 10017                  1998, Vice President since 1996; Assistant Vice
Age: 40                   President of Tax-Free Fund For Utah since 1993;
                          Mutual Funds Coordinator of
                          Prudential Bache Securities,
                          1984-1986; Account Representative of
                          Astoria Federal Savings and Loan
                          Association, 1979-1984.

Rose F. Marotta           Chief Financial Officer of the Aquila
Chief Financial Officer   Money-Market, Bond and Equity Funds
380 Madison Avenue        since 1991 and Treasurer, 1981-1991;
New York, NY              formerly Treasurer of the predecessor of
10017                     Capital Cash Management Trust; Treasurer
Age: 77                   and Director of STCM Management Company,
                          Inc., since 1974; Chief Financial Officer of the Administrator since
                          1984 and of the Distributor, 1985-2000.


Joseph P. DiMaggio        Treasurer of the Aquila Money-Market,
Treasurer                 Bond and Equity Funds. Treasurer of Aquila
380 Madison Avenue        Distributors, Inc. since 2000; Controller of
New York, NY 10017        Van Eck Global Funds, 1993-2000; Mutual
Age: 44                    Fund Accounting Manager of Alliance
                           Capital Management L.P., 1985-1993.



Lori A Vindigni           Assistant Vice President of Aquila Management
Assistant Treasurer       Corporation since 1998, formerly Fund Accountant
380 Madison Avenue        for the Aquila Group of Investment Companies
New York, NY              since 1995; Staff Officer and Fund Accountant of
10017                     Citibank Global Asset Management Group of
Age: 34                   Investment Companies, 1994-1995; Fund Accounting
                          Supervisor of Dean Witter Group of Investment
                          Companies, 1990-1994.


Edward M. W. Hines        Partner of Hollyer Brady Smith & Hines
Secretary                 LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue          1987-1989; Secretary of the Aquila Money-Market,
New York, NY              Bond and Equity Funds since 1982; Secretary
10176                     of Trinity Liquid Assets Trust, 1982-1985 and
Age: 61                   Trustee of that Trust, 1985-1986; Secretary of
                           Oxford Cash Management Fund, 1982-1988.


Robert W. Anderson        Compliance Officer of Aquila Management
Assistant Secretary       Corporation since 1998 and Assistant
380 Madison Avenue        Secretary of the Aquila Money-Market Funds
New York, NY 10017        and the Aquila Bond and Equity Funds since 2000;
Age: 60                   Consultant, The Wadsworth Group, 1995-1998;
                           Executive Vice President of
                           Sheffield Management Company
                           (investment adviser and distributor
                           of a mutual fund group), 1986-1995.


John M. Herndon           Assistant Secretary of the Aquila Money-
Assistant Secretary       Market, Bond and Equity Funds since 1995
380 Madison Avenue        and Vice President of the Aquila Money-
New York, NY              Market Funds since 1990; Vice President of
10017                     the Administrator since 1990; Investment
Age: 61                   Services Consultant and Bank Services Executive
                          of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance
                          Association, the Western Finance Association and the
                          Society of Quantitative Analysts.


         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2001, the Trust paid a total of $175,553 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.


         The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                                     Compensation    Number of
                                                     from all        boards on
                           Compensation              funds in the    which the
                           from the                   Aquilasm       Trustee
Name                       Trust                     Group           now serves

Arthur K.
Carlson                    $15,300                   $56,900           7

William M Cole             $14,250                   $41,450           4

Theodore T. Mason          $15,300                   $54,050           7

Vernon Alden               $15,300                   $58,850           7

Thomas W.
Courtney                   $15,300                   $52,700           5

Richard W
Gushman                    $15,600                   $43,800           4

Stanley W. Hong            $14,600                   $41,800           4

Russell K. Okata           $14,600                   $41,800           4

Douglas Philpotts          $13,100                   $35,800           4

Oswald Stender             $15,300                   42,500            4


Certain Trustees are also trustees of the funds in the Pacific Capital Group of Funds for which the Adviser is also investment adviser.For the same period, these funds paid the following Trustees the amounts listed: Mr. Gushman, $26,000; Mr. Hong, $26,000; Mr. Okata, $26,000; Mr. Philpotts, $25,500; and Mr.
Stender, $26,000.

         Class A Shares may be purchased without a sales charge by certain the Trust's Trustees and officers. (See "Reduced Sales Charges for Class A Shares," below.)

                             Ownership of Securities

         On June 29, 2001 the following institutional holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the holders, the Trust's management believes that all of the shares indicated are held for the benefit of clients.


Name and address                    Number of shares          Percent of class
of the holder of
record

Institutional 5% shareholders

Merrill Lynch Pierce
Fenner & Smith, Inc.,
4800 Deer Lake Drive,
Jacksonville, FL                    5,742,598 Class A Shares           10.85%
32246-6484                          379,622 Class C Shares             24.85%
                                    303,131 Class Y Shares             28.49%

Fiserv Securities Inc.
One Commerce Sq
Philadelphia,
PA 19103                            4,603,630 Class A Shares           8.69%

Pacific Century Trust
as Agent
P.O. Box 1930
Honolulu, HI 96805                  66,079 Class Y Shares              6.21%

Additional 5% shareholders

Linda S. Kano, Trustee
575 Cooke St.
Honolulu, HI 96813                  82,461 Class Y Shares              7.75%


Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust,
Honolulu,
HI 96817                           143,468 Class Y Shares             13.48%


L.T. Miccio,
Trustee
1314 Kalakaua Ave.
Honolulu, HI 96826                  69,081 Class Y Shares(1)           6.47%
(1)Includes 28,314 shares held in two other trusts with another trustee.

Pacific Century Trust Agent
u/a/w Axel Ornelles
P.O. Box 1930
Honolulu, Hi 96805                  90,331. Class Y Shares             8.49%

Pacific Century Trust Agent
George R.Carter
P.O. Box 1930
Honolulu, Hi 96805                  121,145. Class Y Shares            11.38%
                                    (in 2 accounts)

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

                     Investment Advisory And Other Services

Information about the Adviser, the Administrator and the  Distributor

Management Fees

         During the fiscal years ended March 31, 2001, 2000, and 1999 the Trust incurred Management fees as follows:

                  Adviser                   Administrator

2001              $828,167          $1,538,034

2000              $865,171          $1,606,755

1999              $912,501          $1,694,655


         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


         The shares of the Distributor are owned , 24% by Diana P. Herrmann ,72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.


The Advisory Agreement

         The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and for either keeping the accounting records of the Trust, including the computation of the net asset value per share and the dividends, or, at the Adviser's expense and responsibility, delegating these accounting duties in whole or in part to a company satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

         Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser, provided that if a Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Trust's Distributor (principal underwriter) are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

         Under the Advisory Agreement, the Trust pays a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.19 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual investment advisory fee shall be payable at the annual rate of 0.14 of 1% of such net asset value. Such fees under the Plan commenced July 1, 1992 and since that date the Trust's investment advisory fee has been payable at the annual rate of 0.14 of 1% of such net asset value.

         The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or
(ii) 25% of the Trust's total annual investment income.

         The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940
Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

         The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

         The Advisory Agreement contains the provisions as to the Trust's portfolio transactions described under "Brokerage Allocation and Other Practices."

The Administration Agreement

         Under an Administration Agreement (the "Administration Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Trust and pays all compensation of the Trust's Trustees, officers and employees who are affiliated persons of the Administrator.

         Under the Administration Agreement, subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administrative services include, but are not limited to, maintaining books and records (other than accounting books and records) of the Trust, and overseeing all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Trust and for the sale, servicing, or redemption of the Trust's shares.

         Under the Administration Agreement, the Trust pays the Administrator, and the Administrator accepts as full compensation for all services rendered thereunder, a fee payable monthly and computed on the net asset value of the Trust at the end of each business day at the annual rate of 0.36 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual administration fee will be payable at the annual rate of
0.26 of 1% of such net asset value. Such fees under the Distribution Plan commenced July 1, 1992 and since that date the Trust's administration fee is payable at the rate of 0.26 of 1% of such net asset value. The Administrator agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

         The Administrator also provides all administrative services to the Trust; as part of such duties, the Administrator (i) provides office space, personnel, facilities, and equipment for the performance of the following functions and for the maintenance of the Trust's headquarters; (ii) oversees all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Trust's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Trust's shares; (iii) provides to the Adviser and to the Trust statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) maintains the Trust's books and records (other than accounting books and records), and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Trust's insurance relationships; (v) prepares, on the Trust's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Trust's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Trust pays its own legal and audit expenses, to the extent that the Trust's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Trust.

         The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Trust and the Adviser; it may be terminated by the Trust at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Trust shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Trust. In either case the notice provision may be waived.

         The Administration Agreement provides that the Administrator shall not be liable for any error in judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Trust agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

Underwriting Commissions

         During the fiscal years ended March 31, 2001, 2000, and 1999 the aggregate dollar amount of sales charges on sales of shares in the Trust was $827,113, $839,462, and $917,448 respectively, and the amount retained by the Distributor was$98,011, $74,098, and $92,410, respectively.

         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.00%
         3.75%                              3.00%
         3.50%                              2.75%
         3.25%                              2.75%
         3.00%                              2.50%
         2.50%                              2.25%

Distribution Plan

         The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker-dealers unaffiliated with the Adviser, Administrator, or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.


Provisions Relating to Class A Shares  (Part I)

                  Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Adviser, Administrator or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding voting securities of the Trust to which Part I applies.
Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Class Shares ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Adviser, Administrator or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level- Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Adviser, Administrator or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

         During the fiscal years ended March 31, 2001, 2000, and 1999 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were made for compensation. During those periods, no payments were made under Part III or Part IV of the Plan.

Payments to Qualified Recipients

         Payments under the Plan commenced as of July 1, 1992 with respect to shares currently designated as Class A Shares.

         During the fiscal year ended March 31, 2001, $1,147,766 was paid to Qualified Recipients under Part I of the Plan, and $99,069 was paid to Qualified Recipients under Part II. Of these amounts, $62,442 and $25,123, respectively, were paid as compensation to the Distributor and $1,085,324 and $73,946 , respectively, were paid as compensation to other Qualified Recipients, most of whom are broker-dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.


   All of such payments were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

Shareholder Services Plan

         The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal years ended March 31, 2001, $33,023 was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following:
(a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the year ended March 31, 2001.

General Provisions

         While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Trust, the Administrator, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

               The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

               The Trust's Custodian, Bank One Trust Company, N.A., 100 East Broad Street, Columbus, Ohio 43271, is responsible for holding the Trust's assets.

          The Trust's auditors, KPMG LLP, 757 3rd Avenue, New York, New York, 10017, perform an annual audit of the Trust's financial statements.

                    Brokerage Allocation and Other Practices

         During the fiscal years ended March 31, 2001, 2000 and 1999, all of the Trust's transactions were principal transactions and no brokerage commissions were paid. The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Trust's securities are contained in the Advisory Agreement. In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same sub-adviser, Administrator or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser, and that research received by such other accounts may or may not be useful to the Trust.

                                  Capital Stock

         The Trust has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

         Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently
         0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets.

         The Trust's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Hawaiian Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence. The Trust believes that the likelihood of such circumstances arising is relatively remote.

                   Purchase, Redemption and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares
--------------------------------------------------------------------

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

               (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

               (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million:

         See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Trust will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.



Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                                            Amount Paid
                                                              to Broker/Dealer
                                                              as a %
                                                              of Purchase Price

$1 million but less than $2.5 million                         1%

$2.5 million but less than $5 million                         0.50 of 1%

$5 million or more                                            0.25 of 1%


Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

         Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the New Account Application.

         General

         Class A Shares may be purchased without a sales charge by:

         *  the Trust's Trustees and officers,

         * the directors, officers and certain employees, retired employees and representatives of the Adviser, Administrator, Distributor and their parents and/or affiliates,

         *  selected dealers and brokers and their officers and employees,

         * certain persons connected with firms providing legal, advertising or public relations assistance,

         * certain family members of, and plans for the benefit of, the foregoing,

         * and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

          Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

          Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

         The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker-dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker-dealer), which

          (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

          (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

         Certain Investment Companies

         Class A Shares of the Trust may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

         To qualify, follow these special procedures:

          1. Send a completed New Account Application and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the New Account Application.

          2. Your completed New Account Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

          Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

          3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

         The Trust reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

Special Dealer Arrangements

         The Distributor (not the Trust) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Trust from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase. The shareholder, however, will not be subject to any sales charge.

         Dealer payments will be made in up to four payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Trust during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers

         The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

         The Distributor, not the Trust, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Trust receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

               * advertising of the Trust's shares;

               * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

               * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

         Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Trust's shares. However, broker/dealers may not use sales of the Trust's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

               * for fractional Class A Shares;

               * if you have selected Automatic Investment or Telephone Investment for Class A Shares; or

               * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

         Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment privilege

         If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         There is an exchange privilege as set forth below among this Trust, certain tax-free municipal bond funds and equity funds (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the SAI, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares)and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares.


         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. Such exchangeability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

         Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period ; no representation is made as to the deductibility of any such loss should such occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust and Capital Cash U.S. Government Securities Trust (both of which invest in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

         The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Hawaiian Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Hawaiian Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Hawaiian Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Hawaiian Obligations in the Trust's portfolio may be priced, with the approval of the Trust's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. In the case of Hawaiian Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Trust's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Trust

         During its last fiscal year, the Trust qualified as a "regulated investment company" under the Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions. The Internal Revenue Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

         Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters

         Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended Jarch 31, 2001 were as follows:

(1)           (2)                (3)                 (4)             (5)

Name of       Net Underwriting    Compensation        Brokerage         Other
Principal     Discounts           on Redemptions      Commissions      Compen-
Underwriter   and Commissions     and Repurchases                      sation

Aquila         $98,011            None                None             None(1)
Distributors
Inc.

(1) Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

 Performance

         As noted in the Prospectus, the Trust may from time to time quote various performance figures to illustrate its past performance.

         Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Trust be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Trust are based on these standardized methods and are computed separately for each of the Trust's classes of shares. Each of these and other methods that may be used by the Trust are described in the following material. Prior to April 1, 1996, the Trust had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Trust began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on July 21, 1998 and none were outstanding during the periods listed.

Total Return

         Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10- year periods and a period since the inception of the operations of the Trust (on February 20, 1985) that would equate an initial hypothetical $1,000 investment in shares of each of the Trust's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

         In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Trust does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

         Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one-time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Trust. Actual performance will be affected less by this one time charge the longer an investment remains in the Trust. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Trust.

Average Annual Compounded Rates of Return for the Periods Ended March 31, 2001

                 Class A Shares    Class C Shares      Class Y Shares

One Year           4.74%            7.24%                9.44%

Five Years         4.61%            4.54%                6.15%

Ten Years          5.78%            N/A                  N/A

Since
inception on
February 20,       7.18%            4.54%(1)             6.15%(1)
1985

(1) Period from April 1, 1996 (inception of class) through March 31, 2001.

         These figures were calculated according to the following SEC formula:
                              P(1+T)n  = ERV
where

         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

         The Trust may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Trust's average annual compounded rate, except that such quotations will be based on the Trust's actual return for a specified period as opposed to its average return over the periods described above.


Total Return for the Periods Ended March 31, 2001

                  Class A Shares    Class C Shares      Class Y Shares

One Year            4.74%            7.24%               9.44%

Five Years         25.26%            24.85%              34.33%

Ten Years          75.321%            N/A                 N/A

Since
inception on
February 20,       205.56%           24.85%(1)           22.74%(1)
1985

(1) Period from April 1, 1996 (inception of class) through March 31, 2001.

Yield

         Current yield reflects the income per share earned by the Trust's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Trust's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

         The Trust may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Trust (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Hawaiian income tax rate (and adding the result to that portion of the yield of the Trust that is not tax-exempt, if any).

         The Hawaiian and the combined Hawaiian and Federal income tax rates upon which the Trust's tax equivalent yield quotations are based are 8.50% and 45.82%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Trust, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Trust sales material.


Yield for the 30-day period ended March 31, 2001 (the date of the Trust's most recent audited financial statements):

            Class A Shares            Class C Shares             Class Y Shares

Yield        3.88%                     3.24%                      4.25%

Taxable
Equivalent
Yield        7.14%                     5.97%                      7.83%

         These figures were obtained using the Securities and Exchange Commission formula:


                                                    a-b
                                 Yield = 2 [( ---- +1) 6 -1]
                                                    cd
         where:

                  a = interest earned during the period

                  b = expenses accrued for the period (net of waivers and reimbursements)


                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the maximum offering price per share on the last day of the period


Current Distribution Rate

         Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Trust's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

       Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings. There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1        This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2        This designation denotes high quality. Margins of
                           protection are ample although not so large as in the preceding group.

         MIG3/VMIG3        This designation denotes favorable quality. All
                           security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG4/VMIG4        This designation denotes adequate quality. Protection
                           commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          Fitch Investors Service. A brief description of the applicable Fitch Investors Service rating symbols and their meanings follows:

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


                     HAWAIIAN TAX-FREE TRUST
                    PART C: OTHER INFORMATION


Financial Statements:

            Included in Part A:
               Per Share Income and Capital Changes

            Incorporated by reference into Part B:
               Report of Independent Certified Public
                  Accountants
               Statement of Assets and Liabilities as of
                  March 31, 2001
               Statement of Operations for the year ended
                  March 31, 2001
               Statement of Changes in Net Assets for the
                  years ended March 31, 2001 and 2000
               Statement of Investments as of March 31, 2001 Notes to Financial Statements

            Included in Part C:
               Consent of Independent Certified Public
                  Accountants

ITEM 23 EXHIBITS

            (a) Amended & Restated
                 Declaration of Trust (ii)

            (b) By-laws (v)

            (c) Instruments defining rights of shareholders

                  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

                  At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust except that the Trust's Board of Trustees may change the name of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Trust.

         (d) Investment Advisory Agreement (i)

         (e) (i) Distribution Agreement (vi)

             (ii) Sales Agreement (for brokerage firms) (iii)

             (iii) Sales Agreement (for financial
                      institutions (iii)

             (iv) Sales Agreement (for investment
                    advisers) (iii)

             (v) Group Sales Agreement (iii)

             (vi) Related Agreement (iii)

             (vii) Services Agreement (ii)

         (f) Not applicable

         (g) Custody Agreement (iii)

         (h) (i) Transfer Agency Agreement (iv)

             (ii) Administration Agreement (i)

             (iii) Agreement between the Trust and Aquila
                    Distributors, Inc. (iii)

             (iv) Agreement between the Trust and Aquila
                    Management Corporation (iii)

             (v) Agreement between the Trust and
           (iii)   Pacific Century Trust (formerly Hawaiian Trust Company,
                    Limited)


        (i) (i) Opinion counsel (iv)

            (ii) Consent of counsel (vii)

        (j) Consent of Independent Public Accountants (vii)

        (k) Not applicable

        (l) Not Applicable

        (m) (i) Distribution Plan (iv)

            (ii) Services Plan (iv)

            (iii) Principles of Cooperation (iii)

        (n) Plan pursuant to Rule 18f-3
             under the 1940 Act (iv)

        (o) Reserved

        (p) Codes of Ethics

             (i)  The Trust (vi)
            (ii)  The Adviser (vi)
           (iii)  The Distributor (vi)

(i)   Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 14 dated March 25, 1996 and incorporated herein by reference.

(ii)  Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 15 dated July 25, 1996 and incorporated herein by reference.

(iii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 16 dated July 28, 1997 and incorporated herein by reference.

(iv) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 17 dated July 21, 1998 and incorporated herein by reference.

(v) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 19 dated July 28, 1999 and incorporated herein by reference.


(v) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 20 dated July 31, 2000 and incorporated herein by reference.


(vii)  Filed herewith.

ITEM 24. Persons Controlled By or Under Common Control with
         Registrant

         None

ITEM 25. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated July 25, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment
         Adviser

         Asset Management Group of Bank of Hawaii, Registrant's investment adviser, is a division of Bank of Hawaii. Bank of Hawaii is a state-chartered bank. Bank of Hawaii is a subsidiary of Bancorp Hawaii, Inc.
           Bancorp Hawaii, Inc. is a bank holding company.

ITEM 27. Principal Underwriters

(a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax- Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund and Tax-Free Trust of Oregon.

(b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)   Not applicable.

ITEM 28. Locations of Accounts and Records

         All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

     Not applicable.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 18th day of July, 2001.


    HAWAIIAN TAX-FREE TRUST
                      (Registrant)


    By  /s/ Lacy B. Herrmann
     --------------------------
      Lacy B. Herrmann, Chairman
      of the Board


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                 TITLE                    DATE

/s/ Lacy B. Herrmann
____________________        Chairman of               7/18/01
Lacy B. Herrmann
                            the Board and Trustee
                            (Principal Executive
                            Officer)


/s/ Vernon Alden
_____________________       Trustee                  7/18/01
 Vernon Alden


  /s/ Arthur K. Carlson
_____________________       Trustee                   7/18/01
 Arthur K. Carlson


/s/ William M. Cole
_______________________     Trustee                   7/18/01
William M. Cole


/s/ Thomas W. Courtney
_______________________     Trustee                   7/24/01
 Thomas W. Courtney


/s/ Richard W. Gushman, II
_______________________     Trustee                   7/24/01
 Richard W. Gushman, II


/s/ Stanley W. Hong
_______________________     Trustee                   7/18/01
Stanley W. Hong


/s/ Theodore T. Mason
_______________________     Trustee                   7/18/01
Theodore T. Mason


/s/ Russell K. Okata
_______________________     Trustee                   7/18/01
Russell K. Okata


/s/ Douglas Philpotts
_______________________     Trustee                   7/18/01
 Douglas Philpotts


/s/ Oswald K. Stender
_______________________     Trustee                   7/18/01
 Oswald K. Stender


/s/ Rose F. Marotta
_______________________    Chief Financial Officer    7/18/01
Rose F. Marotta            (Principal Financial and
                           Accounting Officer)

                             HAWAIIAN TAX-FREE TRUST
                                  Exhibit List
Exhibit           Exhibit
Number            Description


(i) (ii)                   Consent of counsel

(j)      Consent of Independent Public Accountants